SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         _______________________________
                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 31, 2002


                        CHESAPEAKE UTILITIES CORPORATION
                        --------------------------------
             (Exact name of registrant as specified in its charter)


                  DELAWARE         001-11590         51-0064146
                  --------         ---------         ----------
              (State or other     (Commission     (I.R.S. Employer
              jurisdiction  of        File        Identification No.)
              incorporation or       Number)
               organization)


                909 SILVER LAKE BOULEVARD, DOVER, DELAWARE 19904
                ------------------------------------------------
          (Address of principal executive offices, including Zip Code)


                                 (302) 734-6799
                                 --------------
              (Registrant's Telephone Number, including Area Code)


         _______________________________________________________________
               (Former name, former address and former fiscal year,
                          if changed since last report.)

ITEM  5.  OTHER  EVENTS.

On November 5, 2002, Chesapeake Utilities Corporation ("Chesapeake") announced that on October 31, 2002 it completed the private placement of $30 million of long-term Senior Notes payable. The notes have a fixed interest rate of 6.64% and mature on October 31, 2017.

Attached herein are a copy of the press release (Exhibit I) and the Note Agreement (Exhibit II) describing the debt issuance.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Chesapeake  Utilities  Corporation



/s/  Michael  P.  McMasters
---------------------------
Michael  P.  McMasters
Vice  President,  Treasurer  and  Chief  Financial  Officer


Date:  November  6,  2002